Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark [***].

First Amendment to COLLABORATION AND LICENSE AGREEMENT

between

F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
4070 Basel
Switzerland
(hereinafter called Roche)

Genentech, Inc.

1 DNA Way

South San Francisco, California 94080

United States of America

(hereinafter called Genentech)

Genentech and Roche, together, “Licensee”

and

Relay Therapeutics, Inc..
399 Binney Street, 2nd Floor
Cambridge, Massachusetts 02139
United States of America
(hereinafter called Relay)

(both individually a “Party” and collectively the “Parties”)

Whereas Licensee and Relay entered into an agreement (hereinafter called Collaboration and License Agreement) with the effective date December 11, 2020;

Whereas Licensee and Relay now wish to amend certain provisions of the Collaboration and License Agreement;

Now therefore the Parties agree as follows:

2

Miscellaneous
1.1
The Collaboration and License Agreement, along with this First Amendment, constitutes the entire agreement between the Parties and supersedes all previous oral and written communications between the Parties with respect to the subject matter thereof.
1.2
All terms of the Collaboration and License Agreement not varied by inclusion in this First Amendment remain in full force and effect.
1.3
The singular includes the plural and vice versa.
1.4
References in this First Amendment to articles, sections, appendixes or schedules are to articles, sections, appendixes or schedules (as the case may be) of this First Amendment unless otherwise specified.
1.5
The terms ‘including’, ‘exemplified by’, e.g.’ or ‘such as’ will be deemed to be followed by the words ‘but not limited to’.
2
Article 1 (DEFINITIONS)
2.1
All capitalized terms not defined in this First Amendment will have the meanings given to them in the Collaboration and License Agreement.
3
Article 15 (INDEMNIFICATION; INSURANCE)
3.1
Section 15.4.2 of the Collaboration Agreement shall be deleted in its entirety and replaced by the following:

15.4.2 All insurance maintained pursuant to this Section 15.4 will be underwritten by companies with an AM best rating of at least A-VII. Each Party will provide the other Party with written evidence of such insurance upon request. Each Party will provide the other Party written notice of at least [***] days prior to the cancellation, non-renewal or material change in such insurance. Each Party shall name the other Party as additional insured under its commercial general liability insurance policy.

4
eSignature[s]
4.1
The Parties agree that in order to fulfil the written form requirement of this First Agreement, as alternative to handwritten signatures on a hardcopy, electronic signatures (“eSignature[s]”) of duly authorized representatives of the Parties may be used. eSignature shall mean a signature that consists of one or more letters, characters, numbers or other symbols in digital form incorporated in, attached to or associated with the electronic document, that

(a) is unique to the person executing the signature

(b) the technology or process used to make the signature is under the sole control of the person making the signature

(c) the technology or process can be used to identify the person using the technology or process, and

(d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to or associated with the electronic document.

[Signatures on next page]

This First Amendment will come into force on the date it has been signed by both Parties.

F. Hoffmann-La Roche Ltd
By: /s/ Urs Schleuniger Name: Urs Schleuniger Title: Global Head Alliance & Asset Management Date: 27-Jan-2022	By: /s/ Barbara Schroeder de Castro Lopes Name: Barbara Schroeder de Castro Lopes Title: Authorized Signatory Date: 02-Feb-2022
Genentech, Inc.
By: /s/ Beth Odeh-Frikert Name: Beth Odeh-Frikert Title: Head Alliance & Asset Management, SSF Date: 27-Jan-2022

Relay Therapeutics, Inc..
By: /s/ Brian Adams Name: Brian Adams Title: Chief Legal Officer Date: 02-Feb-2022